UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2006

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

7500 Boone Avenue North
Minneapolis, MN	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.              Results of Operations and Financial Condition

On August 1, 2006, MOCON, Inc. issued a press release announcing its results of operations and financial condition for its second quarter ended June 30, 2006.  A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 and the exhibit to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filings made by MOCON, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description
99.1	Press Release issued August 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.

Dated: August 2, 2006	By:	/s/ Darrell B. Lee
Darrell B. Lee
Vice President, Chief Financial Officer,
Treasurer and Secretary

MOCON, INC.

CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Press Release issued August 1, 2006	Furnished herewith